Exhibit 10.48
EXECUTION

AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

This Amendment No. 1 to Master Repurchase Agreement (this “Amendment”), dated as of April 3, 2020, by and between Credit Suisse, AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“Buyer”), Mortgage Acquisition Trust I LLC (“Seller”) and Mortgage Acquisition Holding I LLC (the “Guarantor”).

RECITALS

The Buyers and Seller are parties to that certain Master Repurchase Agreement, dated as June 6, 2019 (the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”). Guarantor delivered that certain Guaranty, dated as of June 6, 2019 in favor of Buyer (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or the Guaranty, as applicable.

The Buyer, Seller, and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, Seller, and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Administrative Agent” means Credit Suisse First Boston Mortgage Capital LLC in its capacity as administrative agent under the Whole Loan Repurchase Agreement.

“MIT Obligations” means all obligations and liabilities of AG Mortgage Investment Trust, Inc. and its affiliates and Subsidiaries listed on Schedule 3 to the Whole Loan Repurchase Agreement to the Buyer and its respective affiliates and Subsidiaries, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the agreements listed on Schedule 3 the Whole Loan Repurchase Agreement (provided, however, that the agreements identified as “JV Agreements” on Schedule 3 shall be a MIT Obligation only to the extent of the ownership interests of AG Mortgage Investment Trust, Inc. in the seller under such JV Agreement), whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel) or otherwise.

“Whole Loan MRA Obligations” means all obligations and liabilities of the Seller Parties to the Administrative Agent and Buyers under and all as defined in the Whole Loan Repurchase Agreement.

“Whole Loan Repurchase Agreement” means that certain amended and restated master repurchase agreement, dated as of April 3, 2020, by and among, Seller, the Administrative Agent, Buyer and the other parties thereto, as the same may be amended, restated, modified or otherwise modified from time to time.

SECTION 2. Income Payments. Section 5 of the Existing Repurchase Agreement is hereby amended by adding the following second paragraph thereto:

Seller and Buyer hereby agree that all Income with respect to each Purchased Security shall be remitted to the Administrative Agent to be applied in accordance with Section 7 of the Whole Loan Repurchase Agreement.

SECTION 3. Security Interest. Section 6 of the Existing Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:

6. Security Interest

Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder, the MIT Obligations, the Whole Loan MRA Obligations and all Income thereon and other proceeds thereof (the “BMA Collateral”).

SECTION 4. Repurchase Date. Notwithstanding anything set forth in the Repurchase Agreement or any Confirmation, any repurchase of a Purchased Security shall be subject to Section 4 of the Whole Loan Repurchase Agreement.

SECTION 5. Conditions Precedent. This Amendment shall become effective as of the date hereof subject to Buyer’s receipt of this Amendment, executed and delivered by the duly authorized officers of the Buyer, Seller and Guarantor.

SECTION 6. Representations and Warranties. Seller and Guarantor hereby represent and warrant to the Buyer that they are each in compliance with all the terms and provisions to be observed or performed as set forth in the Repurchase Agreement, and that no Event of Default has occurred or is continuing, and Seller and Guarantor hereby confirm and reaffirm the representations and warranties contained in the Repurchase Agreement or Guaranty, as applicable, as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument, and each party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 11. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Guaranteed Obligations” as used in the Guaranty shall apply to all of the obligations of Seller to Buyer under the Repurchase Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Buyer
By: /s/ Ernest Calabrese  Name: Ernest Calabrese
Title: Authorized Signatory

Signature Page to Amendment No. 1 to BMA MRA

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Buyer

By: /s/ Kevin Quinn
Name: Kevin Quinn
Title: Authorized Signatory

Signature Page to Amendment No. 1 to BMA MRA

MORTGAGE ACQUISITION TRUST I LLC,
as Seller

By:  /s/ Raul E. Moreno  Name: Raul E. Moreno
Title: Authorized Signatory

MORTGAGE ACQUISITION HOLDING I
LLC, as Guarantor

By:  /s/ Raul E. Moreno  Name: Raul E. Moreno
Title: Authorized Signatory
Signature Page to Amendment No. 1 to BMA MRA